ASSIGNMENT AND ASSUMPTION OF LEASE

     The parties agree as follows:

Date: As Of May 31, 1995

Parties: Assignor: London Fog Corporation

         Address:  8 West 40Th Street
                   New York, NY 10018

         Assignee: London Fog Industries, Inc.

                   1332 Londontown Boulevard, Eldersburg, Maryland 21784

         If there are more than one Assignor or Assignee, the words "Assignor" and "Assignee" shall include them.

Assigned:
lease    The Lease which is assigned herein is indentified as follows:

         Landlord  40Th Associates
         Tenant    London Fog Corporation

         Date      May 4, 1994         Premises: Floors 11,12,15,18,19,20,21 And
         * As Amended                            Mezzanine at 8 West 40Th Street
                                                              New York, NY 10018



Consideration: Assignor  has  received  One  ($1.00)  dollars and other good and valuable consideration for this Assignment.

Assignment:    Assignor assigns to the Assignee all the Assignor's right,  title and interest in a) the Lease and b) the security deposit, if any, stated in the Lease.

Assumption:    Assignee  agrees to pay the rent  promptly and perform all of the terms of the Lease as of the date of this Assignment. Assignee assumes full responsibility for the Lease as if Assignee signed the Lease originally as Tenant.

Indemnity:     Assignee agrees to indemnify and hold Assignor  harmless from any legal actions, damages and expenses including legal fees that the Assignor may incur arising out of the Lease.

Benefit to
landlord:      Assignee  agrees that the  obligations  assumed shall benefit the landlord named in the Lease as well as the Assignor.

Assignor's
statements:    Assignor  states that Assignor has the right to assign this Lease and that the premises are free and clear of any judgements, executions, liens, taxes and assessments.

Assignee's
statement:     Assignee states that Assignee has read the Lease and has received the original or an exact copy of the Lease.

Successors:    This assignment is binding on all parties who lawfully succeed to the rights or take the place of the Assignor or Assignee.

Margin
Headings:      The margin headings are for convenience only.

Signatures:    The Assignor and Assignee  have signed this  Assignment as of the date at the top of the first page.

                                            ASSIGNOR

                                            London Fog Corporation

                                            By:/s/ C. William Crain, President
                                               ---------------------------------

Witness                                     ASSIGNEE
/s/                                         London Fog Industries, Inc.
----------------------------------          By:/s/ C. William Crain, President
Secretary                                      ---------------------------------

STATE OF
COUNTY OF

On the      day of        19 , before me personally came
to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that executed the same.


STATE OF NEW YORK
COUNTY OF NEW YORK

On the 6th day of July 1995 , before me personally came C. William Crain to me known who, being by me duly sworn, did depose and say that he resides at No. 10 Nutmeg Drive, Greenwich, CT; that he is the President and COO of London Fog Corporation and London Fog Industries, the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                             /s/ RICHARD I. JANVEY
                             ---------------------
                             RICHARD I. JANVEY
                        NOTARY PUBLIC, State of New York
                                 NO. 31-4650223
                          Qualified in New York County
                       Commission Expires August 31, 1995


STATE OF NEW YORK
COUNTY OF NEW YORK


On the 6th day of July 1995 , before me personally came Stuart B. Fisher the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at No. 285 Riverside Drive, New York, NY; that he knows C. William Crain to be the individual described in and who executed the foregoing instrument; that he, said subscribing witness, was present and saw execute the same; and that he, said witness, at the same time subscribed his name as witness thereto.

                             /s/ RICHARD I. JANVEY
                             ---------------------
                                RICHARD I. JANVEY
                     NOTARY PUBLIC, State of New York
                              NO. 31-4650223
                       Qualified in New York County
                    Commission Expires August 31, 1995